Investor Presentation June 10, 2024

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements The information contained in this report may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words "believe," "anticipate," "estimate," "expect," "project," "target," "goal" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality, growth and composition of our loan and investment portfolios; and estimates of our risks and future credit provisions, costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Certain of these risks, uncertainties and assumptions are set forth below as well as the risk factors described in Item 1A. "Risk Factors": • Operating, legal and regulatory risks; • Economic, political and competitive forces; • General economic conditions, either nationally or in our market areas, that are worse than expected included as a result of employment levels and labor shortages, and the effect of inflation, a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; • Legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation; • Monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; • Demand for our financial products and services in our market area; • Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; • The effects of a government shutdown; • Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make or the sale of loans or other assets; • Fluctuations in real estate values in our market area; • A failure to maintain adequate levels of capital and liquidity to support our operations; • The composition and credit quality of our loan and investment portfolios; • Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; • Changes in the economic and other assumptions utilized to calculate the allowance for credit losses; • Our ability to access cost-effective funding; • Changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; • Our ability to implement our business strategies; • Our ability to manage market risk, credit risk, interest rate risk and operational risk; • Timing and amount of revenue and expenditures; • Adverse changes in the securities markets; • The impact of any military conflict, terrorist act or other geopolitical acts; 2

Safe Harbor Statement (cont’d) Cautionary Note Regarding Forward-Looking Statements • Our ability to enter new markets successfully and capitalize on growth opportunities; • Competition for loans, deposits and employees; • System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; • The failure to maintain current technologies and/or to successfully implement future information technology enhancements; • Our ability to retain key employees; • Other risks and uncertainties, including those occurring in the U.S. and international financial systems; and • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of the report. Univest Financial Corporation (the Corporation) expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based. 3

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity, core net interest income excluding PPP, core noninterest expense excluding purchase accounting (“PA”), core tax equivalent revenue, core pre-tax pre- provision income less net charge-offs (“PTPP-NCO”), average assets excluding PPP, and average interest earning assets excluding excess liquidity and PPP. Management uses these “non-GAAP” measures in its analysis of the Corporation’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

COMPANY OVERVIEW

Univest Company Overview • Headquartered in Souderton, Pennsylvania (Montgomery County) • Bank founded in 1876, holding company formed in 1973 • Engaged in financial services business, providing full range of banking, insurance and wealth management services ◦ Comprehensive financial solutions delivered locally • Experienced management team with proven performance track record • Primarily serving thirteen counties in the Southeastern and Central regions of Pennsylvania, six counties in Western Pennsylvania, three counties in Southern New Jersey and four counties in Maryland • Operating leverage and scale with $7.7 billion of assets, $5.0 billion of assets under management and supervision and agent for $213 million of underwritten insurance premiums as of 3/31/24 6

UVSP by the Numbers 7 7th Largest Diversified Financial Institution Headquartered in PA 4.3%1 Core PTPP-NCO2 <--5-year CAGR--> 7.6% TBV/Share Conservatively Managed Organic Growth Engine ~25% to ~30% Fee Income Business Revenue/Total 10.1% 5-yr CAGR Organic Loan Growth w/ Exceptional Asset Quality 9.9% 5-yr CAGR Organic Deposit Growth 1st Largest Bank-owned Insurance Agency in PA 4th Largest Bank-owned Wealth Management business in PA 1. 5-year CAGR is calculated by comparing 2019 Core PTPP-NCO to annualized 2024 Core PTPP-NCO. 2. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation.

Deposits and Liquidity Highlights (As of March 31, 2024) 8 Committed borrowing capacity of $3.4 billion ($2.1 billion available1) Estimated unprotected deposits totaled $1.4 billion3 or 22.3% of total deposits Noninterest-bearing deposits represent 21.9% of total deposits Prudently managed investment portfolio: ~ 6% of total assets Unrealized loss ~ 7%4 of equity5 Brokered deposits totaled $479 million or 6.2% of total assets. Additional available liquidity from future brokered deposits up to $1.1 billion2 Uncommitted funding sources of $334.0 million ($334.0 million unused) 1. Reflects usage of $250.0 million of FHLB advances and $1.062 billion of letters of credit used to collateralize public fund deposits 2. Brokered Deposit policy limit allows for a maximum of 20% of assets 3. Excludes insured, collateralized and internal accounts 4. Includes AFS and HTM investments 5. Excludes AOCI impact of unrealized losses on AFS investments

Deposit and Liquidity Update (As of May 31, 2024)

Deposits						
Dollars in thousands	3/31/24	%	5/31/24	%	Change	%
Noninterest-Bearing Deposits	$ 1,401,806	21.9%	$ 1,390,582	21.8%	$ (11,224)	(0.8)%
Demand Deposits	2,833,521	44.2%	2,789,215	43.7%	(44,306)	(1.6)%
Savings Deposits	777,637	12.1%	763,041	12.0%	(14,596)	(1.9)%
Time Deposits	1,392,394	21.7%	1,439,638	22.6%	47,244	3.4%
Total Deposits	**$ 6,405,358**		**$ 6,382,476**		**$ (22,882)**	(0.4)%
Consumer	$ 2,449,566	38.2%	$ 2,469,410	38.7%	$ 19,844	0.8%
Commercial	2,281,354	35.6%	2,300,290	36.0%	18,936	0.8%
Public Funds	1,195,122	18.7%	1,169,756	18.3%	(25,366)	(2.1)%
Brokered	479,316	7.5%	443,020	6.9%	(36,296)	(7.6)%
Total Deposits	**$ 6,405,358**		**$ 6,382,476**		**$ (22,882)**	(0.4)%
Total estimated unprotected deposits [1]	$ 1,430,567		$ 1,457,000		$ 26,433	1.8%
% of Total deposits	22.3 %		22.8 %			

[1] Excludes insured, collateralized and internal accounts.

Liquidity						
	3/31/24		5/31/24		Change	
Dollars in millions	Balance	Unused	Balance	Unused	Balance	Unused
FHLB - Pittsburgh [1]	$ 250.0	$ 1,919.7	$ 250.0	$ 1,960.0	$ —	$ 40.3
Federal Fund Lines (9 Lenders) [2]	—	334.0		459.0	—	125.0
FRB - Philadelphia	—	176.4		314.0	—	137.6
Univest Financial Corp LOC [3]	—	10.0		10.0	—	—
Total	$ 250.0	$ 2,440.1	$ 250.0	$ 2,743.0	$ —	$ 302.9
Total Broker Deposit Capacity Per Policy [4]		$ 1,549.3		1,546.0		(3.3)
Available Broker Deposit Capacity		$ 1,070.0		1,103.0		33.0

[1] Balances do not include letters of credit used to collateralize public fund deposits ($1.062 billion at March 31, 2024 and $1.031 billion at May 31, 2024)
[2] Uncommitted lines ranging from $15 million to $79 million
[3] Holding Company Line of Credit with 3rd Party Financial Institution
[4] 20% of Total Assets

9

Executive Leadership Team 10 Name Age Tenure (yrs) with Univest Title Jeffrey M. Schweitzer 51 16 Chairman, President, and CEO, Univest Financial Corporation Michael S. Keim 56 15 Chief Operating Officer, Univest Financial Corporation and President, Univest Bank and Trust Co. Brian J. Richardson 41 7 Chief Financial Officer Megan D. Santana 49 8 Chief Risk Officer and General Counsel Patrick C. McCormick 47 2 Chief Commercial Banking Officer John T. Haurin 59 7 President, Commercial Banking, East Penn and NJ Division Thomas J. Jordan 56 7 President, Commercial Banking, Central PA Division Christopher M. Trombetta 54 2 President, Commercial Banking, Western PA Division Matthew L. Cohen 41 2 President, Commercial Banking, Maryland Division Ronald R. Flaherty 57 15 President, Univest Insurance, LLC David W. Geibel 51 10 President, Girard (Univest Wealth Management Division) William J. Clark 60 18 President, Univest Capital, Inc. Brian E. Grzebin 52 6 President, Mortgage Banking Division Eric W. Conner 53 18 Chief Information Officer M. Theresa Fosko 54 20 Director of Human Resources Briana Dona 43 23 Managing Director of Innovation Joseph A. Pensabene 57 1 Managing Director of Operations Neil D. McHugh 43 0 Managing Director of Deposit Strategy & Programs (joined Univest September 2023) Eleni S. Monios 59 1 Chief Credit Officer 10

Univest Primary Physical Service Area 11 KEY Headquarters Financial Center Regional Center Regional Center (Deposit Taking) Insurance Western PA Maryland Southeastern PA, Central PA and New Jersey

2024 Strategy 12 Growth in Non-Interest Income Businesses: ■ Prioritize sustainable growth in non-interest income businesses as these businesses are less capital and liquidity intensive Improve Operating Leverage: ■ Execute on cost saving initiatives ■ Leverage investments in technology and process enhancements to drive efficiencies Balance Sheet Optimization: ■ Maintain net interest margin with peer competitive metrics ■ Execute a diversified deposit sourcing strategy ■ Manage loan growth focusing on full relationship customers and prioritizing comprehensive relationships Digital Transformation: ■ Launch loan and deposit tools to increase capture of small business customers ■ Utilize recent technology investments to deepen relationships with existing customers ■ Leverage professional service relationships to enhance digital marketing capabilities Human Capital: ■ Continue to develop and evolve mentor and internship programs ■ Pilot two employee resource groups

Attractive Investment Opportunity 13 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based on price of $21.81 (represents average closing price 5/24/24-5/31/24). 3. Based on analyst average consensus of $2.10 EPS for 2025 (KBW projection of $2.15, Piper Sandler projection of $2.10 and Stephens projection of $2.04). 16.14% 13.52% 1.33% 1.16% 12.45% 10.58% Core PTPP-NCO ROATE Core PTPP-NCO ROAA Core PTPP-NCO ROAE 2023 Q1 2024 —% 10.00% 20.00% 30.00% Strong Earnings Performance1 Dividend Yield 3.85% (2) 10.4x Projected 2025 EPS (2)(3) Attractive Valuation Super-Community Bank Headquartered in attractive Southeastern Pennsylvania market Opportunity and ability to scale and obtain operating leverage Diversified lines of business and revenue streams (i.e. Noninterest Income represents ~25% - ~30% of total revenue) 0.96x Tangible Book Value per Share (1)(2)

SUMMARY FINANCIAL HIGHLIGHTS

Q1 2024 Results 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Includes PA capital stock tax expense - increases efficiency ratio by approximately 180 bps 15 Earnings Loans & Deposits Key Ratios Reported Earnings: $20.3 million $0.69 per Share Core PTPP-NCO1: $22.2 million Reported ROAA: 1.06% Core PTPP-NCO ROAA1: 1.16% Reported ROATE 1: 12.38% Core PTPP-NCO ROATE 1: 13.52% Annualized Loan Growth: 0.8% Annualized Deposit Growth: 2.0% Average Loan to Deposit Ratio: 104.3% Net Interest Margin1 (tax- equivalent) Reported Efficiency Ratio2 Non-Performing Assets to Total Assets Tangible Equity1 to Tangible Assets Tangible Book Value Per Share 2.88% 64.6% 0.52% 8.80% $22.70

$64,978 $68,620 $84,911 $85,340 $87,236 $108,434 $100,321 $22,155 2017 2018 2019 2020 2021 2022 2023 Q1 2024 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Core Pre-Tax Pre-Provision Income less Net Charge-Offs1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 16

$14.44 $15.24 $17.01 $17.66 $20.14 $20.42 $22.41 $22.70 2017 2018 2019 2020 2021 2022 2023 Q1 2024 $— $5.00 $10.00 $15.00 $20.00 $25.00 Tangible Book Value Per Share1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Assumes no Wealth Management or Insurance acquisitions. Target 8-10% Annual Growth 2 2017 - 2024 CAGR = 7.5% 17 12/31/23 vs 3/31/24 $22.41 $0.69 $(0.26) $(0.14) $22.70 12/31/23 Earnings Buybacks, Dividends, Other AOCI 3/31/2024 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1 12/31/22 vs 3/31/24 $20.42 $3.12 $(1.09) $0.25 $22.70 12/31/22 Earnings Buybacks, Dividends, Other AOCI 3/31/2024 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

Core PTPP- NCO ROAA & ROTE 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 1.49% 1.45% 1.63% 1.51% 1.37% 1.56% 1.33% 1.16% 2017 2018 2019 2020 2021 2022 2023 Q1 2024 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 19.54% 16.33% 18.20% 17.58% 15.77% 18.53% 16.14% 13.52% 2017 2018 2019 2020 2021 2022 2023 Q1 2024 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00% 22.00% 18 Core PTPP-NCO ROAA1 Core PTPP-NCO ROTE1

Net Interest Income 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Pro forma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a pro forma 21% tax rate for all periods presented 3. 2020 - 2022 Core Net Interest Income excludes PPP 19 3.78% 3.72% 3.67% 3.37% 3.18% 3.52% 3.16% 2.91% 3.78% 3.72% 3.59% 3.16% 3.06% 3.38% 3.12% 2.88% 0.08% 0.21% 0.12% 0.14% 0.04% 0.03% Reported NIM (2) PPP & Excess Liquidity Core Net Interest Income (1)(3) 2017 2018 2019 2020 2021 2022 2023 2024 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 Core Net Interest Margin

62.5% 61.9% 61.4% 60.6% 60.9% 62.4% 66.0% 64.6% 60.8% 60.1% 60.2% 60.7% 63.2% 59.7% 62.0% 65.6% Reported Efficiency Ratio (Noninterest Expense/Tax Equivalent Revenue) Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) (1),(2) 2017 2018 2019 2020 2021 2022 2023 Q1 2024 50.0% 52.5% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% Efficiency Ratio 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based upon a pro forma 21% tax rate for all periods presented. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 20 UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania as a result of our type of charter. This amount is included in noninterest expense and increases our efficiency ratio by approximately 180 bps compared to other banks that do not have this tax. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense.

Revenue 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. 2022 is a pro forma annualized figure - (YTD Q3/3x4) Revenue = Net Interest Income + Noninterest Income $ (0 00 ) N on-Interest Incom e % of Total R evenue Net Interest Income (excl PPP) Non-Interest Income Non-Interest Income % of Total revenue 2017 2018 2019 2020 (1) 2021 (1) 2022 (1) 2023 Q1 YTD 2024 (1) — 60,000 120,000 180,000 240,000 300,000 360,000 —% 10% 20% 30% 40% 50% 21 Commercial, 59.9% Mortgage, 19.7% Univest Capital, 2.6% Wealth, 8.9% Insurance, 8.9% Revenue Revenue by Line of Business (Q1 2024) 1

Fee Income 22 $55,963 $59,240 $60,173 $65,422 $78,328 $83,224 $77,885 $76,824 $25,595 33% 29% 28% 28% 32% 32% 26% 26% 33% Trust / Wealth Fee Income Insurance Fee Income Mortgage Banking Service Charges on Deposit Accounts Other Service Fee Income BOLI Other % of Total Revenue 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 $— $12,000 $24,000 $36,000 $48,000 $60,000 $72,000 $84,000 $96,000 —% 10% 20% 30% 40% 50%

Assets and Loans Chart data as of December 31 except for 2024 (3/31) Assets Excluding PPP Loans: 2020 = $5.9B, 2021 = $7.1B and 2022 = $7.2B $ (0 00 ) $4.2B $4.6B $5.0B $5.4B $6.3B $7.1B $7.2B $7.8B $7.7B Net Loans & Leases Total Investment Securities Other Assets Cash and Due From Banks 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 23 Assets Loans by Segment (excluding PPP) $3.3B $3.6B $4.0B $4.4B $4.8B $5.3B $6.1B $6.6B $6.6B Commercial Real Estate Commercial, financial and agricultural Real Estate - Residential Loans to Individuals Lease Financings 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 CAGR = 10.0%

Liabilities and Deposits Chart data as of December 31 except for 2024 (3/31) $ (0 00 ) $3.7B $4.0B $4.4B $4.7B $5.6B $6.3B $6.4B $6.9B $6.9B Interest-Bearing Deposits Noninterest-Bearing Deposits Borrowings Other Liabilities 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $ (0 00 ) $3.3B $3.6B $3.9B $4.4B $5.2B $6.1B $5.9B $6.4B $6.4B DD, Noninterest-Bearing DD, Interest-Bearing Regular Savings Time Deposits 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 24 CAGR = 9.8% Liabilities Deposits

Stable Asset Quality Chart data as of December 31 except for 2024 (3/31) $ (0 00 ) Nonaccrual Loans and Leases ACL/nonaccrual loans and leases 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $10,000 $20,000 $30,000 $40,000 $50,000 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% $ (0 00 ) Nonaccrual & 90+ Past Due Loans and Leases Troubled Debt Restructured Loans and Leases Other Real Estate Owned Repossessed Assets Nonperforming Assets to Total Assets Ratio of Net Charge-offs to Avg Loans and Leases 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $10,000 $20,000 $30,000 $40,000 $50,000 (0.25)% —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 25 Nonperforming Assets Nonaccrual Loans & Leases

Current Expected Credit Loss (CECL)1 26 1. Reflects the current expected credit loss for loans and leases only; excludes the current expected credit loss for investment securities and unfunded commitments 2020 2021 2022 2023 Q1 2024 Beginning of year Loan and Lease Reserve $ 35,331 $ 83,044 $ 71,924 $ 79,004 $ 85,387 Impact of adoption of CECL 12,922 — — — Loan Growth and changes in economic related assumptions 36,317 (10,546) 4,327 7,360 71 Changes in Specific Reserves 3,122 (361) 6,648 4,420 1,580 Net Charge-offs (4,648) (213) (3,895) (5,397) (1,406) End of year Loan and Lease Reserve $ 83,044 $ 71,924 $ 79,004 $ 85,387 $ 85,632 Coverage Ratio 0.85% 1.72% 1.36% 1.29% 1.30% 1.30% 2019 2020 2021 2022 2023 Q1 2024 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 1.10%

LIQUIDITY AND CAPITAL

Liquidity and Capital All data in millions, as of 3/31/24 Balance Unused FHLB - Pittsburgh* $ 250.0 $ 1,919.7 Federal Fund Lines (9 Lenders)** — 334.0 FRB - Philadelphia — 176.4 Univest Financial Corp. LOC 1 — 10.0 Total $ 250.0 $ 2,440.1 *FHLB remaining capacity is less outstanding letters of credit and advances **Uncommitted lines ranging from $15mm to $79mm 1 Holding Company Line of Credit with 3rd Party Financial Institution Period Amount 2024 $ 80.3 2025 104.9 2026 131.0 2027 147.5 2028 166.7 2029 35.1 Total $ 665.5 28 Liabilities & Shareholders’ Equity Borrowing Sources – as of 3/31/24 Wholesale Term Funding Maturities – as of 3/31/24 Business Deposits, 29.4% Public Funds Deposits, 15.4% Consumer Deposits, 31.6% Brokered Deposits, 6.2% Other Borrowings, 3.3% Subordinated debt, 1.9% Other Liabilities, 1.2% Shareholders’ Equity, 10.9% $7.7 Billion at 3/31/24

Strong Capital Ratios Provide for Operating Flexibility 29 Tier 1 (Leverage) 8.84% 10.48% 10.13% 10.02% 9.08% 9.13% 9.81% 9.36% 9.65% 5.00% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (3/31/24) 2016 2017 2018 2019 2020 2021 2022 2023 2024 —% 5.00% 10.00% 15.00% Tier 1 (Common/RBC) 9.42% 11.11% 10.88% 11.03% 10.76% 11.08% 10.37% 10.58% 10.71% 8.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (3/31/24) 2016 2017 2018 2019 2020 2021 2022 2023 2024 —% 5.00% 10.00% 15.00% Total (RBC) 12.44% 14.00% 13.70% 13.78% 15.31% 13.77% 13.67% 13.90% 14.11% 10.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (3/31/24) 2016 2017 2018 2019 2020 2021 2022 2023 2024 —% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity to Tangible Assets 7.97% 9.68% 9.29% 9.59% 8.40% 8.56% 8.49% 8.70% 8.80% 2016 2017 2018 2019 2020 2021 2022 2023 2024 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 and Common Equity Tier 1 Capital Ratios are the same.

Largest Deposit Relationships 1 – As of 3/31/24 30 Deposits Balance Rank Type (000s) 1 Public Funds 159,197 2 Bus / Corp 74,502 3 Public Funds 70,338 4 Bus / Corp 46,103 5 Public Funds 44,559 6 Bus / Corp 42,880 7 Bus / Corp 40,607 8 Public Funds 39,087 9 Bus / Corp 38,497 10 Public Funds 38,093 11 Public Funds 35,385 12 Public Funds 32,640 13 Bus / Corp 31,969 14 Public Funds 31,635 15 Public Funds 30,861 16 Public Funds 28,038 17 Public Funds 27,635 18 Bus / Corp 25,567 19 Bus / Corp 25,189 20 Bus / Corp 25,083 1. Excludes Brokered Deposits and CD’s

Investments Corporate Bonds ($’s in millions) Moody’s Rating Aa3 1.0 Aa2 1.5 Aa1 — Aaa 0.5 A3 14.9 A2 20.5 A1 43.0 Baa2 — Baa1 — WR — N/A 10.0 Total 91.4 31 MBS/ CMO 82.3% Other 0.7% Corporate Bonds 16.8% Municipal Bonds 0.3% $498 Million at 3/31/24 Investment Portfolio Investment Portfolio Details

LOAN PORTFOLIO DETAIL AND CREDIT OVERVIEW

Loan & Lease Detail Chart Data is as of December 31 except for 2024 (3/31) 2020 - 2022 Total Loans excludes PPP 33 1,375 1,542 1,741 2,040 2,459 2,719 3,028 3,303 3,284 823 896 938 947 893 956 1,087 990 1,015 175 176 216 233 243 284 382 394 380 294 342 363 374 381 410 478 517 524 30 28 33 30 27 26 28 28 27 291 322 388 439 488 541 730 909 922 163 184 186 174 167 159 177 179 177 135 130 142 149 165 185 211 247 250 Real estate-commercial Commercial, Financial and Agricultural Real estate-construction Real estate-residential secured for business purpose Loans to individuals Real estate-residential secured for personal purpose Real estate-home equity secured for personal purpose Lease financings 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000

Largest Loan Exposures – As of 3/31/24

Commercial Real Estate and Residential Real Estate Secured for Business Purposes
$4,188M | Avg Loan Size $603K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	Car Dealerships	Pass	$ 44,181	Southeastern PA
2	CRE - Retail	Pass	$ 40,295	Southeastern PA
3	CRE - Mixed-Use	Pass	$ 39,500	Southeastern PA
4	Food Processing & Real Estate Development	Pass	$ 36,969	Southeastern PA
5	CRE - Multi-family	Pass	$ 36,692	New Jersey
6	Land Subdivision(s)	Pass	$ 35,580	Southeastern PA
7	CRE - Various	Pass	$ 34,065	Central PA
8	CRE - Office	Pass	$ 34,061	Southeastern PA
9	Repair and Maintenance	Pass	$ 33,701	Central PA
10	CRE - Industrial/Warehouse	Pass	$ 33,341	Southeastern PA

Commercial & Industrial
$1,015M | Avg Loan Size $334K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	Rental and Leasing Services	Pass	$ 45,000	New Jersey
2	Motor Vehicle and Parts Dealer	Pass	$ 44,633	Southeastern PA
3	Private Equity & Special Purpose Entities	Pass	$ 44,000	Southeastern PA
4	Repair and Maintenance	Pass	$ 41,876	New Jersey
5	Private Equity & Special Purpose Entities	Pass	$ 36,500	Southeastern PA
6	Private Equity & Special Purpose Entities	Pass	$ 36,000	Southeastern PA
7	Poultry Farms	Pass	$ 32,782	Central PA
8	Merchant Wholesalers, Durable Goods	Pass	$ 32,268	Northeastern PA
9	Folding Paperboard Box Manufacturing	Pass	$ 31,039	Southeastern PA
10	Private Equity & Special Purpose Entities	Pass	$ 30,000	New York

Equipment Finance
$250M | Avg Balance per Account $47K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	School District	---N/A---	$ 2,997	Pennsylvania
2	Storage Facility		$ 2,148	New Jersey
3	School District		$ 1,361	New Jersey
4	School District		$ 1,240	New Jersey
5	Fire Department		$ 1,208	New Jersey
6	Commercial Equipment		$ 1,166	New York
7	Landscaping		$ 1,160	New Hampshire
8	Transportation		$ 1,075	Pennsylvania
9	School District		$ 1,070	Pennsylvania
10	Construction		$ 1,063	New Jersey

Consumer Loans
$1,243M | Avg Loan Size $422K (Res Mtg) / $37K (HE) / $16K (Cons)

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	1-4 Family Residential	---N/A---	$ 6,289	Florida
2	Constr-Perm 10yr ARM 1-4 Family Res.		$ 4,635	Connecticut
3	Constr-Perm 15yr ARM 1-4 Family Res.		$ 3,798	Connecticut
4	1-4 Family Residential		$ 3,250	Pennsylvania
5	1-4 Family Residential		$ 3,094	Florida
6	1-4 Family Residential		$ 3,007	New Jersey
7	Constr-Perm 10yr ARM 1-4 Family Res.		$ 3,006	South Carolina
8	1-4 Family Residential		$ 2,990	New Jersey
9	1-4 Family Residential		$ 2,756	New Jersey
10	1-4 Family Residential		$ 2,715	New Jersey

34

Loan Portfolio Overview – As of 3/31/24

Industry Description		Total Outstanding Balance	% of Commercial Loan Portfolio
CRE - Retail	$	465,915	9.0 %
Animal Production		361,143	6.9
CRE - Multi-family		318,337	6.1
CRE - Office		298,301	5.7
CRE - 1-4 Family Residential Investment		289,167	5.6
CRE - Industrial / Warehouse		248,041	4.8
Hotels & Motels (Accommodation)		193,058	3.7
Specialty Trade Contractors		161,917	3.1
Education		153,971	3.0
Homebuilding (tract developers, remodelers)		152,798	2.9
Nursing and Residential Care Facilities		132,809	2.6
Motor Vehicle and Parts Dealers		132,677	2.6
Merchant Wholesalers, Durable Goods		122,481	2.4
CRE - Mixed-Use - Residential		116,749	2.2
Crop Production		104,137	2.0
Repair and Maintenance		103,139	2.0
Wood Product Manufacturing		90,017	1.7
Real Estate Lenders, Secondary Market Financing		86,382	1.7
Rental and Leasing Services		76,500	1.5
Fabricated Metal Product Manufacturing		75,371	1.4
CRE - Mixed-Use - Commercial		72,763	1.4
Religious Organizations, Advocacy Groups		71,715	1.4
Personal and Laundry Services		71,534	1.4
Administrative and Support Services		70,224	1.3
Amusement, Gambling, and Recreation Industries		68,644	1.3
Merchant Wholesalers, Nondurable Goods		67,775	1.3
Food Services and Drinking Places		66,625	1.3
Private Equity & Special Purpose Entities (except 52592)		66,517	1.3
Miniwarehouse / Self-Storage		61,996	1.2
Food Manufacturing		60,794	1.2
Truck Transportation		53,952	1.0
Industries with >$50 million in outstandings	**$**	**4,415,449**	**84.9 %**
Industries with <$50 million in outstandings	$	787,039	15.1 %
Total Commercial Loans	**$**	**5,202,488**	**100.0 %**

Consumer Loans and Lease Financings		Total Outstanding Balance
Real Estate-Residential Secured for Personal Purpose	$	922,412
Real Estate-Home Equity Secured for Personal Purpose		177,446
Loans to Individuals		27,200
Lease Financings		249,540
Total Consumer Loans and Lease Financings	**$**	**1,376,598**
Total	**$**	**6,579,086**

35

Credit Infrastructure 36 Approval Process Credit / Risk Owns Borrower Risk Risk Assessment/Analysis Portfolio Risk Assessment Credit Risk Structure Underwriting Process Approval Sign-Off Independent Loan Review Line of Business Owns Borrower Relationship Business/Industry Expertise or Analysis Transaction Structure Negotiations Term Sheet Shared Approval Process RISK Management Process Experienced credit team Conservative credit culture Centralized credit underwriting process Significant Management oversight via committee approvals for $10 million or greater

• Limited single signature lending authority. Joint signature up to $10.0MM, then management level loan committee for the largest exposures. ◦ Itemized report of all closed loans of $500K or more reported weekly to Officers Loan Committee. • Robust independent loan review process, using team based audits with risk based scope. • Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. • Management of risk appetite through quarterly reporting to Enterprise Risk Management Committee of the Board (“ERM”). ◦ In-House commercial concentrations levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report. • CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee, meeting regulatory expectations for portfolio stress testing. • Independent departments for appraisal and environmental report ordering, construction loan disbursement and monitoring. • Chief Risk Officer reports directly to the Board of Directors. Credit Overview 37

LINE OF BUSINESS OVERVIEW

Commercial Banking • As of 3/31/24, 87 lenders, relationship managers and portfolio managers operating in four divisions established by geography: ◦ East Penn and New Jersey: Bucks, Montgomery, Chester, Delaware, Berks, Philadelphia, Lehigh, and Northampton counties in Pennsylvania and Cape May, Atlantic, and Burlington counties in New Jersey ◦ Central PA: Lancaster, York, Cumberland, Lebanon and Dauphin counties ◦ Western PA: Allegheny, Beaver, Butler, Fayette, Washington and Westmoreland counties ◦ Maryland: Baltimore, Baltimore City, Howard and Anne Arundel counties • Average loan size ◦ Commercial real estate - $603K ◦ C&I - $334K ◦ Tax-exempt - $1.3M • Commercial customer base provides large opportunity for cross-sell of treasury management (deposits), wealth management and insurance products and services Tax-Exempt, 3.3% C&I, 18.3% Commercial Real Estate, 78.4% $5.2 billion, represents 79.1% of loans *includes $524 million of Residential Real Estate secured for Business Purpose 39 Commercial Banking Commercial Loan Detail as of 3/31/24

Consumer Banking • 27 financial service centers located in Bucks, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA; also operating 10 retirement centers in Bucks and Montgomery counties and 12 Regional Centers (Deposit Taking) • Proactively addressed continued reduction in transactional volume by closing 22 financial centers and 4 retirement centers since September 2015; Reinvesting savings in our digital solutions and expanded operating footprint • Financial centers staffed by combination of personal bankers and tellers, providing both transaction and consultative services augmented by technology • Focused on creating seamless customer experience between in-person and digital • Growth strategy focused on obtaining consumer business from commercial customers and their employee base 40

Mortgage Banking • As of 3/31/24, 49 Loan Officers predominately operating in Bank’s core footprint • Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA ◦ FNMA and FHLMC eligible loans sold with servicing retained ◦ GNMA issuer ◦ FHA, VA and USDA loans currently sold primarily to correspondents with servicing released; we will be ramping up in-house securitization with servicing retained ◦ Portfolio primarily non-conforming (size) hybrid ARMs • $1.0 billion in loans serviced for others as of 3/31/24; $5.2 million in mortgage servicing rights ◦ $3.4 million gain generated from the sale of mortgage servicing rights related to $591.1 million of serviced loans in Q1 2024. • Residential mortgages (includes home equity loans) on balance sheet of $1.1 billion or 16.7% of total loans as of 3/31/24 Chart data for the year ended December 31 except for 2024 (3/31) 41 $ (0 00 ) M SR A sset V alue ($000) Agency Correspondent Portfolio MSR Asset 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 Mortgage Banking Residential Mortgage Originations

Univest Capital, Inc. • Equipment financing business with $250 million in lease receivables as of 3/31/24 • Average lease size ~$47,000 typically with four-year term • Primary industries served: health care, education, automotive, golf/turf, C&I equipment and energy • Manage residual risk by primarily using $1 buyout leases and equipment finance agreements (~$1.4 million of residuals as of 3/31/24) Chart data as of December 31 except for 2024 (3/31) 42 $ (0 00 ) Y ield Commercial Government Yield 2016 2017 2018 2019 2020 2021 2022 2023 2024 — 40,000 80,000 120,000 160,000 200,000 240,000 280,000 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Univest Capital Lease Financing

Wealth Management • Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust • The wealth management division operates under the Girard brand (i.e., Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC) • Organic growth supplemented by acquisition ◦ Trust powers obtained in 1928 ◦ Broker / Dealer acquired in 1999 ◦ Municipal pension operation acquired in 2008 ◦ Registered investment advisor, Girard Partners, acquired in 2014 • $5.0 billion in assets under management/ supervision at 3/31/24 Chart data as of December 31 except for 2024 (3/31) $ (0 00 ) RIA & Pension Services Broker/Dealer Trust 2016 2017 2018 2019 2020 2021 2022 2023 2024 — 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 5,500,000 43 Wealth Management Assets Under Management

Insurance • Independent insurance agency with more than 60 carrier relationships • Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions • Built via a series of eight acquisitions beginning in 2000 • Agent for written premiums of $213 million as of 3/31/24. Chart data as of December 31 except for 2024 (3/31) $ (0 00 ) Commercial Personal Employee Benefits 2016 2017 2018 2019 2020 2021 2022 2023 2024 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 44 Insurance Agent Written Premiums

APPENDIX (Non-GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations

$'s in millions	2017	2018	2019	2020	2021	2022	2023	Q1 2024
1. Tangible Common Equity								
Shareholders' Equity	$ 603,374	$ 624,133	$ 675,122	$ 692,472	$ 773,794	$ 776,500	$ 839,208	$ 843,669
Less: Goodwill	172,559	172,559	172,559	172,559	175,510	175,510	175,510	175,510
Less: Other Intangibles [1]	7,357	5,264	3,815	2,580	4,210	3,251	2,405	2,273
Tangible Common Equity	$ 423,458	$ 446,310	$ 498,748	$ 517,333	$ 594,074	$ 597,739	$ 661,293	$ 665,886
2. Average Tangible Common Equity								
Average Shareholders' Equity	$ 527,087	$ 612,197	$ 652,453	$ 668,201	$ 734,456	$ 771,499	$ 805,667	$ 842,546
Less: Average Goodwill	172,559	172,559	172,559	172,559	172,810	175,510	175,510	175,510
Less: Average Other Intangibles [1]	8,751	6,258	4,548	3,181	2,338	3,694	2,802	2,318
Average Tangible Common Equity	$ 345,777	$ 433,380	$ 475,346	$ 492,461	$ 559,308	$ 592,295	$ 627,355	$ 664,718
3. Core Net Interest Income excluding PPP								
Net Interest Income	$ 143,176	$ 158,062	$ 169,232	$ 174,361	$ 188,383	$ 218,297	$ 219,997	$ 51,467
Tax Equivalent Interest Income [2]	5,637	2,649	2,594	2,466	2,128	1,915	1,199	283
Net Interest Income Tax Equivalent	$ 148,813	$ 160,711	$ 171,826	$ 176,827	$ 190,511	$ 220,212	$ 221,196	$ 51,750
Less: PPP Net Interest Income	—	—	—	7,862	15,032	797	—	—
Core Net Interest Income excluding PPP	$ 148,813	$ 160,711	$ 171,826	$ 168,965	$ 175,479	$ 219,415	$ 221,196	$ 51,750
4. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax								
Noninterest expense	$ 130,713	$ 137,239	$ 146,090	$ 154,998	$ 167,409	$ 186,774	$ 197,362	$ 50,074
Less: Restructuring costs	—	571	—	1,439	—	184	1,519	—
Plus: FDIC Small Bank Assessment Credit	—	—	1,102	—	—	—	—	—
Plus: Capitalized compensation for PPP Loans	—	—	—	1,280	616	—	—	—
Less: Digital transformation	—	—	—	—	—	3,806	1,558	—
Less: Market Expansions	—	—	—	—	—	705	4,025	—
Core Noninterest Expense	$ 130,713	$ 136,668	$ 147,192	$ 154,839	$ 168,025	$ 182,079	$ 190,260	$ 50,074
Less: Bank Capital Stock Tax Expense	3,644	3,857	3,895	4,376	4,728	4,833	5,038	1,400
Core Noninterest Expense, excl PA shares tax	$ 127,069	$ 132,811	$ 143,297	$ 150,463	$ 163,297	$ 177,246	$ 185,222	$ 48,674

1. Amount does not include mortgage servicing rights
2. Based upon a pro forma 21% tax rate for all periods presented.

46

Appendix – Non-GAAP Reconciliations (cont.)

$'s in millions	2017	2018	2019	2020	2021	2022	2023	Q1 2024
5. Core Tax Equivalent Revenue								
Total Revenue	$ 202,416	$ 218,235	$ 234,654	$ 252,689	$ 271,607	$ 296,182	$ 296,821	$ 77,062
Plus: Tax Equivalent Adjustment	6,697	3,493	3,439	3,248	3,186	2,922	2,046	507
Tax Equivalent Revenue [1]	$ 209,113	$ 221,728	$ 238,093	$ 255,937	$ 274,793	$ 299,104	$ 298,867	$ 77,569
Less: BOLI Death Benefits (Tax Equivalent)	—	715	—	—	1,392	1,237	—	—
Less: Gain on Sale of MSRs	—	—	—	—	—	—	—	3,427
Less: PPP Net Interest Income	—	—	—	7,862	15,032	797	—	—
Core Tax Equivalent Revenue	$ 209,113	$ 221,013	$ 238,093	$ 248,075	$ 258,369	$ 297,070	$ 298,867	$ 74,142
6. Core Pre-Tax Pre-Provision Income less Net Charge-offs ("PTPP-NCO")								
Pre-Tax Income	$ 61,811	$ 60,686	$ 80,053	$ 56,897	$ 114,330	$ 97,210	$ 88,689	$ 25,556
Plus: Provision for Credit Losses	9,892	20,310	8,511	40,794	(10,132)	12,198	10,770	1,432
Less: BOLI Death Benefits	889	446	—	—	1,101	977	—	—
Plus: Restructuring Charges	—	571	—	1,439	—	184	1,519	—
Less: Net Charge-offs	5,836	12,501	2,551	4,648	213	3,895	5,397	1,406
Less: FDIC Small Bank Assessment Credit	—	—	1,102	—	—	—	—	—
Less: PPP Activity	—	—	—	9,142	15,648	797	—	—
Plus: Digital transformation	—	—	—	—	—	3,806	1,558	—
Less: Gain on Sale of MSRs	—	—	—	—	—	—	—	3,427
Plus: Market Expansions	—	—	—	—	—	705	3,182	—
Core PTPP-NCO	$ 64,978	$ 68,620	$ 84,911	$ 85,340	$ 87,236	$ 108,434	$ 100,321	$ 22,155
Plus: Intangible expense	2,582	2,166	1,595	1,216	979	1,293	938	187
Core PTPP-NCO excluding intangible expense	$ 67,560	$ 70,786	$ 86,506	$ 86,556	$ 88,215	$ 109,727	$ 101,259	$ 22,342
7. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans								
Average Interest Earning Assets	$ 3,938,520	$ 4,321,322	$ 4,783,680	$ 5,594,910	$ 6,232,133	$ 6,520,116	$ 7,096,690	$ 7,238,308
Less: Average PPP Loans	—	—	—	342,920	281,484	7,939	—	—
Less: Average Excess Liquidity [2]	—	94,669	101,760	234,372	436,351	285,875	90,309	80,845
Avg Int Earning Assets excl. Excess Liq. & PPP	$ 3,938,520	$ 4,226,653	$ 4,681,920	$ 5,017,618	$ 5,514,298	$ 6,226,302	$ 7,006,381	$ 7,157,463
8. Average Assets Excluding PPP								
Average Assets	$ 4,356,540	$ 4,737,772	$ 5,224,583	$ 6,006,877	$ 6,655,443	$ 6,956,292	$ 7,557,058	$ 7,696,575
Less: Average PPP Loans	—	—	—	342,920	281,484	7,939	—	—
Average Assets Excluding PPP	$ 4,356,540	$ 4,737,772	$ 5,224,583	$ 5,663,957	$ 6,373,959	$ 6,948,353	$ 7,557,058	$ 7,696,575
9. Total Loans excluding PPP								
Total Loans	$ 3,620,067	$ 4,006,574	$ 4,386,836	$ 5,306,841	$ 5,310,017	$ 6,123,230	$ 6,567,214	$ 6,579,086
Less: PPP Loans	—	—	—	483,773	31,748	2,147	—	—
Total Loans excluding PPP	$ 3,620,067	$ 4,006,574	$ 4,386,836	$ 4,823,068	$ 5,278,269	$ 6,121,083	$ 6,567,214	$ 6,579,086

1. Based upon a pro forma 21% tax rate for all periods presented.
2. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million

47